UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-5385

DWS Value Series, Inc.

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	5/31/07

ITEM 1.           REPORT TO STOCKHOLDERS

MAY 31, 2007

Semiannual Report
to Shareholders

DWS Dreman High Return Equity Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risks. Some funds have more risk than others. This fund is subject to stock market risks, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The fund may also focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2007

Classes A, B, C, R and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal values fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R and Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 are 1.14%, 1.94%, 1.88%, 1.22% and 0.74% for Class A, Class B, Class C, Class R and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended May 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during the 1-year, 3-year, 5-year and 10-year periods for Classes A, B, C and R and 1-year, 3-year and Life of Class periods for Institutional Class shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class R shares prior to October 1, 2003 are derived from the historical performance of Class A shares of DWS Dreman High Return Equity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of Class R. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/07
DWS Dreman High Return Equity Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	8.56%	21.78%	15.37%	9.82%	10.32%
Class B	8.12%	20.79%	14.42%	8.93%	9.41%
Class C	8.15%	20.90%	14.50%	8.99%	9.46%
Class R	8.46%	21.59%	15.14%	9.53%	9.94%
S&P 500® Index+	10.29%	22.79%	13.03%	9.45%	7.78%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Average Annual Total Returns as of 5/31/07
DWS Dreman High Return Equity Fund	6-Month‡	1-Year	3-Year	Life of Class*
Institutional Class	8.73%	22.17%	15.73%	14.25%
S&P 500 Index+	10.29%	22.79%	13.03%	13.47%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Dreman High Return Equity Fund — Class A [] S&P 500 Index+

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/07
DWS Dreman High Return Equity Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,478	$14,473	$15,053	$25,157
	Average annual total return	14.78%	13.11%	8.52%	9.66%
Class B	Growth of $10,000	$11,779	$14,781	$15,235	$24,576
	Average annual total return	17.79%	13.91%	8.78%	9.41%
Class C	Growth of $10,000	$12,090	$15,012	$15,381	$24,697
	Average annual total return	20.90%	14.50%	8.99%	9.46%
Class R	Growth of $10,000	$12,159	$15,264	$15,767	$25,789
	Average annual total return	21.59%	15.14%	9.53%	9.94%
S&P 500 Index+	Growth of $10,000	$12,279	$14,439	$15,707	$21,150
	Average annual total return	22.79%	13.03%	9.45%	7.78%

The growth of $10,000 is cumulative.

Comparative Results as of 5/31/07
DWS Dreman High Return Equity Fund		1-Year	3-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,221,700	$1,549,900	$1,890,100
	Average annual total return	22.17%	15.73%	14.25%
S&P 500 Index+	Growth of $1,000,000	$1,227,900	$1,443,900	$1,822,200
	Average annual total return	22.79%	13.03%	13.47%

The growth of $1,000,000 is cumulative.

The minimum investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began August 31, 2002.
+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Institutional Class
Net Asset Value: 5/31/07	$ 54.14	$ 53.92	$ 53.98	$ 54.04	$ 54.14
11/30/06	$ 50.80	$ 50.60	$ 50.66	$ 50.72	$ 50.80
Distribution Information: Six Months as of 5/31/07: Income Dividends	$ .53	$ .32	$ .34	$ .49	$ .60
Capital Gain Distributions	$ .42	$ .42	$ .42	$ .42	$ .42
Class A Lipper Rankings — Equity Income Funds Category as of 5/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	171	of	246	70
3-Year	86	of	191	45
5-Year	76	of	125	61
10-Year	14	of	85	17

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 is 0.99% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended May 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during the 1-year and Life of Class periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns may differ by share class.

Average Annual Total Returns as of 5/31/07
DWS Dreman High Return Equity Fund	6-Month‡	1-Year	Life of Class*
Class S	8.64%	21.94%	13.26%
S&P 500 Index+	10.29%	22.79%	13.38%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Class S shares commenced operations on February 28, 2005. Index returns began February 28, 2005.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 5/31/07	$ 54.07
11/30/06	$ 50.75
Distribution Information: Six Months as of 5/31/07: Income Dividends	$ .58
Capital Gain Distributions	$ .42
Class S Lipper Rankings — Equity Income Funds Category as of 5/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	165	of	246	67

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Dreman High Return Equity Fund — Class S [] S&P 500 Index+

Comparative Results as of 5/31/07
DWS Dreman High Return Equity Fund		1-Year	Life of Class*
Class S	Growth of $10,000	$12,194	$13,235
	Average annual total return	21.94%	13.26%
S&P 500 Index+	Growth of $10,000	$12,279	$13,264
	Average annual total return	22.79%	13.38%

The growth of $10,000 is cumulative.

* Class S shares commenced operations on February 28, 2005. Index returns began on February 28, 2005.
+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2006 to May 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2007
Actual Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 12/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/07	$ 1,085.60	$ 1,081.20	$ 1,081.50	$ 1,084.60	$ 1,086.40	$ 1,087.30
Expenses Paid per $1,000*	$ 5.62	$ 9.91	$ 9.50	$ 6.65	$ 4.99	$ 4.11
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 12/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/07	$ 1,019.55	$ 1,015.41	$ 1,015.81	$ 1,018.55	$ 1,020.14	$ 1,020.99
Expenses Paid per $1,000*	$ 5.44	$ 9.60	$ 9.20	$ 6.44	$ 4.84	$ 3.98
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
DWS Dreman High Return Equity Fund	1.08%	1.91%	1.83%	1.28%	.96%	.79%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Lead Portfolio Manager David N. Dreman and Portfolio Managers F. James Hutchinson and E. Clifton Hoover, Jr., discuss the market environment and performance of DWS Dreman High Return Equity Fund for the six months ended May 31, 2007.

Q: How would you describe the market environment over the last six months?

A: Except for a period of weakness in late February and early March, equity markets were quite strong over the last six months. In fact, by the end of May, most indices were near their all-time highs. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, returned 10.47% for the period.1

1 The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

Nearly all market sectors were strong over this period; returns of growth and value stocks and equities in various capitalization ranges were fairly close to one another. The Standard & Poor's 500® (S&P 500) Index returned 10.29%, and the Russell 1000® Index returned 10.67%; both of these indices measure performance of large-cap stocks.2 After a long period when small-cap stocks generally outperformed large-cap, the small-cap Russell 2000® Index returned 8.40%, more than two percentage points lower than the large-cap Russell 1000 Index.3 Mid-cap stocks were stronger than either small-cap or large-cap: The Russell Midcap™ Index returned 12.43% for the period.4

2 The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
Index returns assume reinvestment of dividends and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.
3 The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
4 The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $5.3 billion; the median market capitalization was approximately $3.9 billion. The largest company in the index had an approximate market capitalization of $14.9 billion.

The market's strength was quite broad, encompassing both growth and value stocks: The Russell 1000® Value Index had a return of 11.21%, while the Russell 1000® Growth Index returned 10.14%.5 All 10 industry sectors within the S&P 500 had positive returns. The strongest sector was telecommunications, with a return above 20%, followed by materials and utilities, both of which had returns above 15%. The weakest sectors were consumer discretionary, information technology and financials, all of which posted returns between 7% and 8%.

5 The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
Index returns assume reinvestment of dividends and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

Q: How did the fund perform over this period?

A: For the six months ended May 31, 2007, the DWS Dreman High Return Equity Fund returned 8.56% (Class A shares), compared with 10.29% for its benchmark, the S&P 500. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and more complete performance information.) The fund underperformed the average return of its peer group, the Lipper Equity Income Funds category, which had an average return of 10.86%.6 This can be explained, in part, by the fact that this fund invests only in large-cap stocks, while many funds in the Lipper peer group invest also in mid-cap stocks, and benefited from strength in those stocks.

6 The Lipper Equity Income Funds category consists of funds that seek relatively high current income and growth of income by investing 65% or more of their individual portfolios in dividend-paying securities. The gross yield (or net yield) of these funds must be equal to at least 125% of the average gross yield (or net yield) of the US diversified equity funds universe. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: What investment decisions had the greatest impact on performance?

A: We maintain a well-diversified portfolio, generally with some representation in each of the 10 industry sectors into which the S&P 500 Index is divided, although our weights are often quite different from those of the index. In terms of industry emphasis, performance relative to the benchmark benefited most from an overweight in energy and an underweight in information technology, a sector in which we do not find many good values.7 We have maintained an overweight position in energy stocks for some time, and we continue to see value in many of these stocks because we believe worldwide demand for energy is growing faster than supply. Energy holdings that performed especially well during the period were our largest energy holding, ConocoPhillips, which is a leading international integrated energy company, and natural gas producers Apache Corp. and Anadarko Petroleum Corp.

7 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

The fund's underperformance relative to the benchmark resulted mainly from not owning some of the best-performing stocks in the index, many of which were in very cyclical industry groups such as materials and industrials. At this late stage of an economic expansion, we do not see much value in these stocks, which are highly sensitive to broad economic trends. Our representation in the industrial sector is mainly in quasi-industrial stocks such as 3M Co. and General Electric Co., both of which are large, diversified companies that we believe can perform well in a wide variety of economic conditions. This fund is underrepresented also in the utilities sector; we consider most stocks in this sector to be very fully priced, considering that the companies are growing very slowly. Our sole position in utilities is TXU Corp., which rose sharply soon after we bought the stock because of a buyout offer from a private equity firm, making a positive contribution to the fund's performance.

Performance was hurt also by positioning in the consumer discretionary sector, where our largest holding is Home Depot, Inc. This stock has not performed well lately, apparently because of concerns that consumers will stop spending money to remodel their homes. We see significant value in Home Depot, not only because of its strong brand equity and growth potential of the stores, but also because the company owns most of the real estate on which the retail stores operate.

Another negative was the fund's overweight and stock selection in the financial sector. Two large holdings, Freddie Mac and Washington Mutual, Inc., performed poorly because of investor concerns about the profitability of their mortgage businesses in a weakening housing market. Although these companies are, in our view, financially sound and their exposure to mortgages of less creditworthy borrowers who are likely to default is minimal, the stocks declined significantly in the first quarter of 2007 because of the problems experienced by weaker mortgage lenders. We continue to hold these stocks because we believe the companies will increase market share as the marginal players exit the mortgage business, and both stocks have rebounded nicely since April. Balancing the weakness of these two holdings, performance benefited from strength in another large position, Fannie Mae, which seems finally to have moved beyond investor concerns about accounting irregularities that have plagued the stock for several years.

Q: Do you have other comments for shareholders?

A: The cornerstone of our contrarian value investing philosophy is to seek companies that are financially sound but have fallen out of favor with the investing public. We believe this fund's defensive positioning may prove to be especially valuable in the next few months, as we anticipate that economic growth may slow and that the trend to globalization may encounter some short-term pitfalls.

We have confidence in our time-tested approach of identifying companies with solid long-term earnings growth prospects, below-market price-to-earnings ratios and above-market dividend yields. We believe this approach can help shareholders achieve their investment goals by providing the potential for better risk-adjusted returns than the broader market over time. We urge investors to take a long-term view, and to avoid reacting to the fluctuations that are an inevitable element of equity investing.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	5/31/07	11/30/06

Common Stocks	90%	83%
Cash Equivalents	10%	17%
	100%	100%
Sector Diversification (As a % of Common Stocks)	5/31/07	11/30/06

Financials	27%	27%
Energy	23%	23%
Health Care	17%	16%
Consumer Staples	11%	15%
Industrials	11%	8%
Consumer Discretionary	6%	8%
Telecommunictaion Services	2%	—
Utilities	2%	1%
Information Technology	1%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2007 (40.6% of Net Assets)
1. ConocoPhillips Producer of petroleum and other natural gases	6.8%
2. Altria Group, Inc. Parent company operating in the tobacco and food industries	6.3%
3. Freddie Mac Facilitator of mortgages and issuer of mortgage-backed securities	4.9%
4. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self medications	3.6%
5. UnitedHealth Group, Inc. Operator of organized health systems	3.3%
6. Bank of America Corp. Provider of commercial banking services	3.2%
7. Wyeth Manufacturer of pharmaceutical and health care products	3.2%
8. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	3.2%
9. 3M Co. Manufacturer and provider of various services and equipment	3.1%
10. UST, Inc. Manufacturer and marketer of smokeless tobacco, premium cigars and premium wines	3.0%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2007 (Unaudited)

	Shares	Value ($)

Common Stocks 89.7%
Consumer Discretionary 5.7%
Multiline Retail 0.8%
Federated Department Stores, Inc.	2,006,750	80,129,527
Specialty Retail 4.9%
Borders Group, Inc. (a) (b)	3,495,900	77,923,611
Home Depot, Inc.	5,745,200	223,315,924
Lowe's Companies, Inc.	2,077,100	68,170,422
Staples, Inc.	3,739,517	93,712,296
		463,122,253
Consumer Staples 9.9%
Tobacco
Altria Group, Inc.	8,314,815	591,183,346
Imperial Tobacco Group PLC (ADR)	710,950	61,305,219
UST, Inc. (b)	5,364,330	286,401,579
		938,890,144
Energy 21.1%
Oil, Gas & Consumable Fuels
Anadarko Petroleum Corp. (b)	4,941,600	245,350,440
Apache Corp.	3,311,400	267,395,550
Chevron Corp.	3,715,025	302,737,387
ConocoPhillips	8,292,065	642,054,593
Devon Energy Corp.	3,716,800	285,375,904
EnCana Corp. (b)	1,416,042	86,944,979
Occidental Petroleum Corp.	2,920,328	160,530,430
		1,990,389,283
Financials 24.1%
Commercial Banks 4.7%
KeyCorp.	2,213,400	78,819,174
PNC Financial Services Group, Inc.	1,259,200	92,928,960
US Bancorp	1,997,360	69,068,709
Wachovia Corp.	3,793,960	205,594,692
		446,411,535
Diversified Financial Services 4.8%
Bank of America Corp.	6,069,101	307,764,112
CIT Group, Inc.	644,975	38,653,352
Citigroup, Inc.	999,800	54,479,102
JPMorgan Chase & Co.	1,044,569	54,140,011
		455,036,577
Insurance 3.1%
Chubb Corp.	2,551,900	140,022,753
Hartford Financial Services Group, Inc.	1,197,700	123,566,709
The Travelers Companies, Inc.	494,660	26,795,732
		290,385,194
Thrifts & Mortgage Finance 11.5%
Fannie Mae	3,852,625	246,259,790
Freddie Mac	6,909,984	461,517,832
Sovereign Bancorp, Inc. (b)	4,288,654	99,668,319
Washington Mutual, Inc.	6,289,699	274,985,640
		1,082,431,581
Health Care 14.9%
Biotechnology 1.4%
Amgen, Inc.*	2,383,800	134,279,454
Health Care Providers & Services 5.6%
Aetna, Inc.	3,688,320	195,222,778
Quest Diagnostics, Inc. (b)	456,050	22,355,571
UnitedHealth Group, Inc.	5,654,220	309,681,629
		527,259,978
Pharmaceuticals 7.9%
Eli Lilly & Co.	1,701,700	99,753,654
Pfizer, Inc.	12,230,600	336,219,194
Wyeth	5,282,390	305,533,438
		741,506,286
Industrials 9.6%
Aerospace & Defense 2.4%
Northrop Grumman Corp.	1,116,000	84,380,760
United Technologies Corp.	2,025,500	142,899,025
		227,279,785
Air Freight & Logistics 0.4%
FedEx Corp.	348,200	38,866,084
Industrial Conglomerates 6.8%
3M Co.	3,318,215	291,870,191
General Electric Co.	4,871,400	183,067,212
Tyco International Ltd.	4,888,800	163,090,368
		638,027,771
Information Technology 0.5%
Software
Microsoft Corp.	1,547,300	47,455,691
Materials 0.0%
Chemicals
Tronox, Inc. "B"	4,368	60,803
Telecommunication Services 2.2%
Diversified Telecommunication Services
Verizon Communications, Inc. (b)	4,794,100	208,687,173
Utilities 1.7%
Independent Power Producers & Energy Traders
TXU Corp.	2,449,900	165,245,755
Total Common Stocks (Cost $5,795,265,354)		8,475,464,874

Exchange Traded Fund 0.3%
iShares Russell 1000 Value Index Fund (Cost $25,422,859)	302,400	26,998,272

Securities Lending Collateral 1.3%
Daily Assets Fund Institutional, 5.35% (c) (d) (Cost $121,377,070)	121,377,070	121,377,070

Cash Equivalents 9.6%
Cash Management QP Trust, 5.32% (c) (Cost $906,485,714)	906,485,714	906,485,714
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $6,848,550,997)+	100.9	9,530,325,930
Other Assets and Liabilities, Net	(0.9)	(88,808,373)
Net Assets	100.0	9,441,517,557
* Non-income producing security.
+ The cost for federal income tax purposes was $6,866,761,273. At May 31, 2007, net unrealized appreciation for all securities based on tax cost was $2,663,564,657. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,708,037,768 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $44,473,111.
(a) Affiliated issuer (see Notes to Financial Statements).
(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at May 31, 2007 amounted to $118,704,006 which is 1.3% of net assets.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending.

ADR: American Depositary Receipt

At May 31, 2007, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
S&P 500 Index	6/14/2007	1,412	517,208,838	541,113,700	23,904,860
S&P 500 Index	9/20/2007	816	312,543,112	315,771,600	3,228,488
Total net unrealized appreciation					27,133,348

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2007 (Unaudited)
Assets
Investments: Unaffiliated issuers (cost $5,771,220,790) — including $118,704,006 of securities loaned	$ 8,424,539,535
Affiliated issuers (cost $49,467,423)	77,923,611
Investment in Cash Management QP Trust (cost $906,485,714)	906,485,714
Investment in Daily Assets Fund Institutional (cost $121,377,070)*	121,377,070
Total investments in securities, at value (cost $6,848,550,997)	9,530,325,930
Dividends receivable	22,373,865
Interest receivable	4,207,908
Receivable for Fund shares sold	11,566,993
Margin deposit	31,192,000
Other assets	248,651
Total assets	9,599,915,347
Liabilities
Payable for Fund shares redeemed	25,097,315
Payable for daily variation margin on open futures contracts	536,600
Payable upon return of securities loaned	121,377,070
Accrued management fee	5,045,019
Other accrued expenses and payables	6,341,786
Total liabilities	158,397,790
Net assets, at value	$ 9,441,517,557
Net Assets
Net assets consist of: Undistributed net investment income	43,635,467
Net unrealized appreciation (depreciation) on: Investments	2,681,774,933
Futures	27,133,348
Accumulated net realized gain (loss)	300,226,851
Paid-in capital	6,388,746,958
Net assets, at value	$ 9,441,517,557
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2007 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($6,195,497,326 ÷ 114,426,858 shares of capital stock outstanding, $.01 par value, 560,000,000 shares authorized)	$ 54.14
Maximum offering price per share (100 ÷ 94.25 of $54.14)	$ 57.44

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($690,905,969 ÷ 12,812,493 shares of capital stock outstanding, $.01 par value, 560,000,000 shares authorized)
$ 53.92

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,181,589,785 ÷ 21,887,964 shares of capital stock outstanding, $.01 par value, 140,000,000 shares authorized)
$ 53.98
Class R Net Asset Value, offering and redemption price(a) per share ($31,359,312 ÷ 580,254 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 54.04
Class S Net Asset Value, offering and redemption price(a) per share ($305,436,881 ÷ 5,649,271 shares of capital stock outstanding, $.01 par value, 150,000,000 shares authorized)	$ 54.07
Institutional Class Net Asset Value, offering and redemption price(a) per share ($1,036,728,284 ÷ 19,149,584 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 54.14
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2007 (Unaudited)
Investment Income
Income: Dividends — Unaffiliated issuers (net of foreign taxes withheld of $90,501)	$ 103,140,868
Dividends — Affiliated issuers	1,122,781
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	88,601
Interest — Cash Management QP Trust	28,946,152
Total Income	133,298,402
Expenses: Management fee	30,323,832
Distribution service fees	16,101,515
Services to shareholders	7,153,787
Custodian fee	129,440
Auditing	49,457
Legal	80,228
Directors' fees and expenses	62,093
Reports to shareholders	268,555
Registration fees	162,285
Other	177,672
Total expenses before expense reductions	54,508,864
Expense reductions	(172,519)
Total expenses after expense reductions	54,336,345
Net investment income (loss)	78,962,057
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments — Unaffiliated issuers	280,342,635
Investments — Affiliated issuers	7,346,644
Futures	28,176,152
Net increase from payments by affiliates and net losses realized on the disposal of investments in violation of restrictions	—
315,865,431
Net unrealized appreciation (depreciation) during the period on: Investments	323,183,013
Futures	29,810,865
352,993,878
Net gain (loss) on investment transactions	668,859,309
Net increase (decrease) in net assets resulting from operations	$ 747,821,366

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2007 (Unaudited)	Year Ended November 30, 2006
Operations: Net investment income (loss)	$ 78,962,057	$ 129,415,232
Net realized gain (loss) on investment transactions	315,865,431	398,239,393
Net unrealized appreciation (depreciation) during the period on investment transactions	352,993,878	792,280,059
Net increase (decrease) in net assets resulting from operations	747,821,366	1,319,934,684
Distributions to shareholders from: Net investment income: Class A	(60,654,496)	(74,002,068)
Class B	(4,588,420)	(4,605,416)
Class C	(7,315,721)	(6,490,011)
Class I	—	(413,045)
Class R	(307,995)	(303,991)
Class S	(2,430,362)	(1,764,634)
Institutional Class	(11,066,223)	(11,641,036)
Net realized gains: Class A	(48,439,942)	(106,607,849)
Class B	(5,751,607)	(13,852,762)
Class C	(9,267,011)	(19,944,612)
Class R	(289,138)	(673,747)
Class S	(2,399,492)	(3,114,240)
Institutional Class	(7,982,489)	(16,631,958)
Fund share transactions: Proceeds from shares sold	1,024,668,525	2,096,504,114
Net assets acquired in tax-free reorganization	—	89,809,394
Reinvestment of distributions	133,151,421	216,990,292
Cost of shares redeemed	(1,173,362,192)	(1,623,130,771)
Redemption fees	130,362	77,467
Net increase (decrease) in net assets from Fund share transactions	(15,411,884)	780,250,496
Increase (decrease) in net assets	571,916,586	1,840,139,811
Net assets at beginning of period	8,869,600,971	7,029,461,160
Net assets at end of period (including undistributed net investment income of $43,635,467 and $51,036,627, respectively)	$ 9,441,517,557	$ 8,869,600,971

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended November 30,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 50.80	$ 44.37	$ 41.25	$ 36.44	$ 30.15	$ 36.74
Income (loss) from investment operations: Net investment income[b]	.48	.85	.67	.59	.59	.53
Net realized and unrealized gain (loss) on investment transactions	3.81	7.20	3.05	4.81	6.28	(6.63)
Total from investment operations	4.29	8.05	3.72	5.40	6.87	(6.10)
Less distributions from: Net investment income	(.53)	(.67)	(.60)	(.59)	(.58)	(.49)
Net realized gains on investment transactions	(.42)	(.95)	—	—	—	—
Total distributions	(.95)	(1.62)	(.60)	(.59)	(.58)	(.49)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 54.14	$ 50.80	$ 44.37	$ 41.25	$ 36.44	$ 30.15
Total Return (%)[c]	8.56**	18.33[d]	9.07	14.97	23.18	(16.77)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6,195	5,891	4,767	4,170	2,983	2,056
Ratio of expenses before expense reductions (%)	1.08*	1.12	1.12	1.14	1.27	1.27
Ratio of expenses after expense reductions (%)	1.08*	1.11	1.12	1.14	1.27	1.27
Ratio of net investment income (loss) (%)	1.88*	1.78	1.56	1.54	1.87	1.54
Portfolio turnover rate (%)	22*	32	9	10	14	25
[a] For the six months ended May 31, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended November 30,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 50.60	$ 44.20	$ 41.08	$ 36.29	$ 30.01	$ 36.58
Income (loss) from investment operations: Net investment income[b]	.27	.47	.32	.28	.34	.25
Net realized and unrealized gain (loss) on investment transactions	3.79	7.17	3.03	4.78	6.26	(6.62)
Total from investment operations	4.06	7.64	3.35	5.06	6.60	(6.37)
Less distributions from: Net investment income	(.32)	(.29)	(.23)	(.27)	(.32)	(.20)
Net realized gains on investment transactions	(.42)	(.95)	—	—	—	—
Total distributions	(.74)	(1.24)	(.23)	(.27)	(.32)	(.20)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 53.92	$ 50.60	$ 44.20	$ 41.08	$ 36.29	$ 30.01
Total Return (%)[c]	8.12**	17.36[d]	8.18	14.02	22.19	(17.43)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	691	763	761	915	1,150	1,243
Ratio of expenses before expense reductions (%)	1.91*	1.93	1.95	1.96	2.08	2.08
Ratio of expenses after expense reductions (%)	1.91*	1.93	1.95	1.96	2.08	2.08
Ratio of net investment income (loss) (%)	1.05*	.96	.73	.72	1.06	.73
Portfolio turnover rate (%)	22*	32	9	10	14	25
[a] For the six months ended May 31, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended November 30,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 50.66	$ 44.25	$ 41.13	$ 36.34	$ 30.04	$ 36.61
Income (loss) from investment operations: Net investment income[b]	.29	.50	.35	.30	.35	.26
Net realized and unrealized gain (loss) on investment transactions	3.79	7.18	3.04	4.79	6.28	(6.62)
Total from investment operations	4.08	7.68	3.39	5.09	6.63	(6.36)
Less distributions from: Net investment income	(.34)	(.32)	(.27)	(.30)	(.33)	(.21)
Net realized gains on investment transactions	(.42)	(.95)	—	—	—	—
Total distributions	(.76)	(1.27)	(.27)	(.30)	(.33)	(.21)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 53.98	$ 50.66	$ 44.25	$ 41.13	$ 36.34	$ 30.04
Total Return (%)[c]	8.15**	17.45[d]	8.26	14.08	22.27	(17.42)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,182	1,100	858	683	549	398
Ratio of expenses before expense reductions (%)	1.83*	1.86	1.88	1.92	2.02	2.05
Ratio of expenses after expense reductions (%)	1.83*	1.85	1.88	1.92	2.02	2.05
Ratio of net investment income (loss) (%)	1.13*	1.04	.80	.76	1.12	.76
Portfolio turnover rate (%)	22*	32	9	10	14	25
[a] For the six months ended May 31, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class R Years Ended November 30,	2007[a]	2006	2005	2004	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 50.72	$ 44.29	$ 41.22	$ 36.43	$ 33.86
Income (loss) from investment operations: Net investment income[c]	.43	.79	.57	.46	.02
Net realized and unrealized gain (loss) on investment transactions	3.80	7.17	3.06	4.84	2.55
Total from investment operations	4.23	7.96	3.63	5.30	2.57
Less distributions from: Net investment income	(.49)	(.58)	(.56)	(.51)	—
Net realized gains on investment transactions	(.42)	(.95)	—	—	—
Total distributions	(.91)	(1.53)	(.56)	(.51)	—
Redemption fees	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 54.04	$ 50.72	$ 44.29	$ 41.22	$ 36.43
Total Return (%)	8.46**	18.14[d]	8.87	14.67	7.59**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	31	31	11	2.029
Ratio of expenses before expense reductions (%)	1.28*	1.25	1.36	1.48	1.30*
Ratio of expenses after expense reductions (%)	1.28*	1.24	1.36	1.48	1.30*
Ratio of net investment income (loss) (%)	1.68*	1.65	1.32	1.20	.38*
Portfolio turnover rate (%)	22*	32	9	10	14
[a] For the six months ended May 31, 2007 (Unaudited).
[b] For the period from October 1, 2003 (commencement of operations of Class R shares) to November 30, 2003.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended November 30,	2007[a]	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 50.75	$ 44.38	$ 43.74
Income (loss) from investment operations: Net investment income[c]	.51	.91	.59
Net realized and unrealized gain (loss) on investment transactions	3.81	7.22	.61
Total from investment operations	4.32	8.13	1.20
Less distributions from: Net investment income	(.58)	(.81)	(.56)
Net realized gains on investment transactions	(.42)	(.95)	—
Total distributions	(1.00)	(1.76)	(.56)
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 54.07	$ 50.75	$ 44.38
Total Return (%)	8.64**	18.53[d]	2.77**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	305	171	38
Ratio of expenses before expense reductions (%)	.96*	.98	.84*
Ratio of expenses after expense reductions (%)	.96*	.97	.84*
Ratio of net investment income (loss) (%)	2.00*	1.92	1.81*
Portfolio turnover rate (%)	22*	32	9
[a] For the six months ended May 31, 2007 (Unaudited).
[b] For the period from February 28, 2005 (commencement of operations of Class S shares) to November 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended November 30,	2007[a]	2006	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 50.80	$ 44.38	$ 41.25	$ 36.46	$ 30.14	$ 32.27
Income (loss) from investment operations: Net investment income[c]	.56	1.00	.82	.71	.69	.13
Net realized and unrealized gain (loss) on investment transactions	3.80	7.19	3.04	4.81	6.30	(2.11)
Total from investment operations	4.36	8.19	3.86	5.52	6.99	(1.98)
Less distributions from: Net investment income	(.60)	(.82)	(.73)	(.73)	(.67)	(.15)
Net realized gains on investment transactions	(.42)	(.95)	—	—	—	—
Total distributions	(1.02)	(1.77)	(.73)	(.73)	(.67)	(.15)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 54.14	$ 50.80	$ 44.38	$ 41.25	$ 36.46	$ 30.14
Total Return (%)	8.73**	18.69[d]	9.43	15.33	23.58	(6.09)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,037	914	574	116	88	2
Ratio of expenses before expense reductions (%)	.79*	.83	.79	.83	.92	1.00*
Ratio of expenses after expense reductions (%)	.79*	.80	.79	.83	.92	1.00*
Ratio of net investment income (loss) (%)	2.17*	2.09	1.89	1.85	2.22	(1.57)*
Portfolio turnover rate (%)	22*	32	9	10	14	25
[a] For the six months ended May 31, 2007 (Unaudited).
[b] For the period from August 19, 2002 (commencement of operations of Institutional Class shares) to November 30, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Dreman High Return Equity Fund (the ``Fund'') is a diversified series of DWS Value Series, Inc. (the ``Corporation'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company and is organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of May 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes and risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and investments in futures transactions. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended May 31, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $1,456,587,665 and $859,019,652, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibilities to the Fund's subadvisor. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement.

Dreman Value Management, LLC ("DVM") serves as subadvisor with respect to the investment and reinvestment of assets in the Fund, and is paid by the Advisor for its services.

The management fee payable under the Investment Management Agreement is equal to the annual rates as follows:

First $250 million of the Fund's average daily net assets	.75%
Next $750 million of such net assets	.72%
Next $1.5 billion of such net assets	.70%
Next $2.5 billion of such net assets	.68%
Next $2.5 billion of such net assets	.65%
Next $2.5 billion of such net assets	.64%
Next $2.5 billion of such net assets	.63%
Over $12.5 billion of such net assets	.62%

Accordingly, for the six months ended May 31, 2007, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.67% of the Fund's average daily net assets.

For the period from December 1, 2006 through February 28, 2010 (through October 20, 2009 for Institutional Class), the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organization and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.12%
Class B	1.96%
Class C	1.87%
Institutional Class	.83%

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Prior to April 1, 2007, DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended May 31, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

	Total Aggregated	Unpaid at May 31, 2007
Class A	$ 3,013,073	$ 1,033,832
Class B	605,764	252,890
Class C	541,061	181,129
Class R	12,793	8,092
Class S	51,450	16,701
Institutional Class	146,078	49,294
	$ 4,370,219	$ 1,541,938

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares and 0.25% of average daily net assets of Class R shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the six months ended May 31, 2007, the Distribution Fee was as follows:

	Total Aggregated	Unpaid at May 31, 2007
Class B	$ 2,679,595	$ 429,696
Class C	4,209,287	749,942
Class R	41,536	11,383
	$ 6,930,418	$ 1,191,021

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended May 31, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2007	Annualized Effective Rate
Class A	$ 6,904,482	$ 1,288,245.23%
Class B	880,678	148,918.25%
Class C	1,360,097	247,463.24%
Class R	25,840	5,785.16%
	$ 9,171,097	$ 1,690,411

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A shares for the six months ended May 31, 2007, aggregated $317,269.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the the six months ended May 31, 2007, the CDSC for Class B and C shares aggregated $549,305 and $42,491, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended May 31, 2007, DWS-SDI received $13,117 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended May 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $12,310, of which $6,198 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the six months ended May 31, 2007, the Advisor agreed to reimburse the Fund $45,412, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended May 31, 2007, the Fund's custodian fees were reduced by $770 and $126,337, respectively, for the custody and transfer agent credits earned.

E. Transactions in Securities of Affiliated Issuers

An affiliated issuer includes any company in which the Fund has ownership of at least 5% of the outstanding voting securities. A summary of the Fund's transactions during the six months ended May 31, 2007 with companies which are or were affiliates is as follows:

Affiliate	Value ($) at 11/30/2006	Purchase Cost ($)	Sales Cost ($)	Realized Gain/Loss ($)	Dividend Income ($)	Shares at 5/31/2007	Value ($) at 5/31/2007
Borders Group, Inc.	120,376,140	—	29,115,137	7,346,644	1,122,781	3,495,900	77,923,611

F. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended May 31, 2007		Year Ended November 30, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	11,929,783	$ 611,946,953	26,796,926	$ 1,269,742,332
Class B	436,920	22,331,638	1,449,750	68,467,466
Class C	1,794,108	91,784,043	4,936,973	233,699,797
Class I**	—	—	103,901	4,830,715
Class R	196,479	10,064,997	613,496	28,763,595
Class S	2,803,671	143,059,965	2,840,532	133,871,210
Institutional Class	2,839,751	145,480,929	7,424,958	357,128,999
		$ 1,024,668,525		$ 2,096,504,114
Shares issued in tax-free reorganization*
Class A	—	$ —	1,365,505	$ 68,845,477
Class B	—	—	223,527	11,229,688
Class C	—	—	193,560	9,734,229
		$ —		$ 89,809,394
Shares issued to shareholders in reinvestment of distributions
Class A	1,945,676	$ 99,354,383	3,391,798	$ 165,329,109
Class B	175,421	8,931,846	323,862	15,918,904
Class C	256,437	13,066,712	425,953	20,971,522
Class I**	—	—	8,859	412,874
Class R	11,494	585,830	19,601	962,545
Class S	92,153	4,692,278	95,613	4,685,101
Institutional Class	127,788	6,520,372	177,998	8,710,237
		$ 133,151,421		$ 216,990,292
Shares redeemed
Class A	(15,402,070)	$ (793,199,846)	(23,038,286)	$ (1,093,726,331)
Class B	(2,882,416)	(147,046,540)	(4,140,918)	(195,512,412)
Class C	(1,883,178)	(96,674,852)	(3,237,209)	(153,078,573)
Class I**	—	—	(58,846)	(2,779,912)
Class R	(231,323)	(12,102,545)	(275,823)	(13,477,392)
Class S	(619,235)	(31,838,292)	(411,352)	(19,545,352)
Institutional Class	(1,801,367)	(92,500,117)	(3,046,675)	(145,010,799)
		$ (1,173,362,192)		$ (1,623,130,771)
Shares converted**
Class I	—	$ —	(504,783)	$ (25,377,614)
Institutional Class	—	—	504,322	25,377,614
Redemption fees		$ 130,362		$ 77,467
Net increase (decrease)
Class A	(1,526,611)	$ (81,865,792)	8,515,943	$ 410,238,928
Class B	(2,270,075)	(115,781,568)	(2,143,779)	(99,882,884)
Class C	167,367	8,178,199	2,319,277	111,333,499
Class I**	—	—	(450,869)	(22,913,937)
Class R	(23,350)	(1,359,860)	357,274	16,248,871
Class S	2,276,589	115,914,583	2,524,793	119,017,773
Institutional Class	1,166,172	59,502,554	5,060,603	246,208,246
		$ (15,411,884)		$ 780,250,496
* On November 17, 2006, DWS Dreman Financial Services Fund was acquired by the Fund through a tax-free reorganization (see Note J).
** On October 20, 2006, Class I shares were converted into Institutional Class shares.

H. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

I. Payments Made by Affiliates

During the six months ended May 31, 2007, the Advisor fully reimbursed the Fund $11,755, for losses incurred in violation of the Fund's investment restrictions. The amount of the losses were less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

J. Acquisition of Assets

On November 17, 2006, the Fund acquired all of the net assets of DWS Dreman Financial Services Fund pursuant to a plan of reorganization approved by shareholders on October 31, 2006. The acquisition was accomplished by a tax-free exchange of 7,187,470 Class A shares, 1,180,118 Class B shares and 1,017,898 Class C shares of DWS Dreman Financial Services Fund for 1,365,505 Class A shares, 223,527 Class B shares and 193,560 Class C shares of DWS Dreman High Return Equity Fund, respectively, outstanding on November 17, 2006. DWS Dreman Financial Services Fund's net assets at that date, $89,809,394, including $9,445,694 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $8,727,612,522. The combined net assets of the Fund immediately following the acquisition were $8,817,421,916.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KDHAX	KDHBX	KDHCX	KDHIX
CUSIP Number	23338F-804	23338F-887	23338F-879	23338F-853
Fund Number	087	287	387	539
For shareholders of Class R
Automated Information Line	DWS Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Scudder Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	KDHRX
CUSIP Number	23338F-861
Fund Number	1506
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
		Web Site	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	KDHSX
Fund Number	2387

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Dreman High Return Equity Fund, a series of DWS Value Series, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Dreman High Return Equity Fund, a series of DWS Value Series, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 30, 2007